Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Timothy A. Bonang, Vice President, Investor Relations, or Carlynn Finn, Senior Manager, Investor Relations.
(617) 796-8232

Hospitality Properties Trust Announces Plan to Acquire Royal Sonesta Hotels

in Cambridge and New Orleans

Newton, MA (November 3, 2011):  Hospitality Properties Trust (NYSE: HPT) today announced that it has entered into agreements to acquire the entities which own the Royal Sonesta Hotel in Cambridge, MA (400 keys, 2 restaurants/bars and 22,000 sq.ft. of meeting space) and lease the Royal Sonesta Hotel in New Orleans, LA (483 keys, five restaurants/bars and 20,000 sq.ft. of meeting space) for approximately $150.5 million.

The Cambridge and New Orleans hotels are currently operated by Sonesta International Hotels Corporation (NASDAQ GLOBAL: SNSTA).  The Cambridge hotel is owned by a SNSTA subsidiary and the New Orleans hotel is leased by a SNSTA subsidiary.  HPT’s acquisition is a component part of a transaction that involves the acquisition by merger of all of SNSTA’s shares by Sonesta Acquisition Corp. (“SAC”), an affiliate of Reit Management & Research LLC (“RMR”), the manager of HPT.  Upon completion of the merger, SAC will transfer the entities which own the Cambridge hotel and lease the New Orleans hotel to HPT, and HPT expects to prepay an existing mortgage encumbering the Cambridge hotel, which mortgage amount is included in the purchase price above.  Prior to completion of the merger, SAC will be capitalized independently from HPT with $25 million. The transaction is expected to close during the first quarter of 2012.

After the merger and sale to HPT of the entities which own the Cambridge hotel and lease the New Orleans hotel, SAC will retain the existing management business of SNSTA and these hotels will continue to be managed by the same management team which now operates these two hotels.  Also,

SAC and its Sonesta management team will be available to operate other hotels for HPT, including certain hotels HPT now owns and it is considering rebranding and hotels it may selectively acquire in the future.  Because RMR and SAC are affiliated, the purchase price for the Cambridge and New Orleans hotels and the terms of the management contracts for these hotels were approved by Independent Trustees of HPT who are not owners, employees or otherwise affiliated with RMR.

John G. Murray, President of HPT, made the following statement at the time of this announcement:

“HPT is pleased to be adding the Sonesta management team to the hotel operators with whom it does business.   Sonesta is a niche brand with a strong reputation for high quality accommodations and guest services.  HPT looks forward to working with Sonesta personnel to expand the Sonesta brand.”

Duff & Phelps LLC provided certain valuation services to the Independent Trustees of HPT.  Attorneys at Skadden, Arps, Slate, Meagher & Flom LLP and at Sullivan & Worcester LLP represented SAC and HPT, respectively.

Hospitality Properties Trust is a real estate investment trust, or REIT, which owns 288 hotels and 185 travel centers located throughout the United States and in Ontario, Canada and Puerto Rico.  HPT is headquartered in Newton, MA.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON HPT’S PRESENT BELIEFS AND EXPECTATIONS BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS BEYOND HPT’S CONTROL.  FOR EXAMPLE:

•                  THIS PRESS RELEASE STATES THAT HPT HAS ENTERED AGREEMENTS EXPECTED TO RESULT IN THE ACQUISITION OF ENTITIES WHICH OWN THE ROYAL SONESTA HOTEL IN CAMBRIDGE, MA AND LEASE THE ROYAL SONESTA HOTEL NEW ORLEANS, LA.   THE IMPLICATION OF THIS STATEMENT IS THAT HPT WILL ACQUIRE THESE HOTELS.  IN FACT, THESE

ACQUISITIONS ARE PART OF A COMPLEX TRANSACTION INVOLVING THE ACQUISITON BY SAC OF SHARES OF SNSTA AND A MERGER.   A HIGHER BID MAY BE RECEIVED BY SNSTA OR THE FAILURE OF CERTAIN MERGER CONDITIONS MAY CAUSE THE MERGER TO FAIL.  IF THE MERGER DOES NOT OCCUR, HPT WILL NOT ACQUIRE THESE HOTELS.  HPT HAS LIMITED CONTROL OVER WHETHER SNSTA RECEIVES A HIGHER BID OR WHETHER THE PROPOSED MERGER OCCURS.

•                  THIS PRESS RELEASE STATES THAT SAC AND THE ENTITY EXPECTED TO MANAGE THE HOTELS TO BE ACQUIRED ARE AFFILIATES OF RMR AND THAT THE HOTELS’ PURCHASE PRICE AND THE TERMS OF THE MANAGEMENT CONTRACTS WERE APPROVED BY THE INDEPENDENT TRUSTEES OF HPT WHO ARE NOT OWNERS, EMPLOYEES OR OTHERWISE AFFILIATED WITH RMR.   AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THESE AGREEMENTS BETWEEN HPT AND SAC MAY BE CONSIDERED ARMS LENGTH TRANSACTIONS.  RMR MANAGES HPT, AND HPT’S MANAGING TRUSTEES ARE OWNERS, DIRECTORS AND OFFICERS OF RMR AND OF SAC.  THE INDEPENDENT TRUSTEES OF HPT ARE ALSO INDEPENDENT TRUSTEES OR INDEPENDENT DIRECTORS OF OTHER PUBLICLY OWNED COMPANIES MANAGED BY RMR.  ACCORDINGLY, THESE AGREEMENTS MAY IMPLICATE THE RISKS ASSOCIATED WITH RELATED PARTY TRANSACTIONS.  FOR A MORE DETAILED DESCRIPTION OF THE RELATIONSHIPS BETWEEN HPT AND RMR AND THE RISKS WHICH MAY ARISE FROM SUCH RELATIONSHIPS PLEASE SEE HPT’S ANNUAL REPORT ON FORM 10K FOR THE YEAR ENDED DECEMBER 31, 2010, ESPECIALLY THE SECTIONS TITLED “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — RELATED PERSON TRANSACTIONS”, AND HPT’S DEFINITIVE PROXY STATEMENT FOR HPT’S 2011 ANNUAL MEETING DATED FEBRUARY 22, 2011, ESPECIALLY THE SECTION TITLED “RELATED PERSON TRANSACTIONS AND COMPANY REVIEW OF SUCH TRANSACTIONS”;  WHICH ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE AT THE WEBSITE OF THE U.S.SECURITIES AND EXCHANGE COMMISSION, OR THE SEC:  WWW.SEC.GOV .

•                  THIS PRESS RELEASE STATES THAT SAC MAY MANAGE ADDITIONAL HOTELS NOW OWNED, OR WHICH MAY BE ACQUIRED, BY HPT AND A STATEMENT THAT HPT LOOKS FORWARD TO WORKING WITH SONESTA PERSONNEL TO EXPAND THE SONESTA BRAND.  AN IMPLICATION OF THESE STATEMENTS IS THAT HPT WILL REBRAND HOTELS IT OWNS TO BE OPERATED AS SONESTA HOTELS AND HPT WILL PURCHASE ADDITIONAL HOTELS WHICH MAY BE BRANDED AND OPERATED AS SONESTA HOTELS.   THERE ARE NUMEROUS CONTINGENCIES ASSOCIATED WITH ANY EXPANSION OF HPT’S INVESTMENTS IN HOTELS BRANDED AND OPERATED AS SONESTA HOTELS:  HPT IS CURRENTLY IN DISCUSSIONS WITH THIRD PARTIES ABOUT SELLING AND REBRANDING CERTAIN HOTELS IT OWNS AND THOSE DISCUSSIONS MAY LEAD TO SUCCESSFUL TRANSACTIONS; AND HPT MAY BE UNABLE TO LOCATE

ADDITIONAL HOTELS TO PURCHASE ON ACCEPTABLE TERMS.  MANY OF THE CONTINGENCIES ASSOCIATED WITH HPT’S REBRANDING OF HOTELS AND ACQUISITIONS INVOLVE DECISIONS BY THIRD PARTIES WHICH ARE BEYOND HPT’S CONTROL.  ALSO, HPT HAS ENTERED LONG TERM BRANDING CONTRACTS FOR MOST OF THE HOTELS IT NOW OWNS.  ACCORDINGLY, HPT CAN NOT PROVIDE ANY ASSURANCE THAT IT WILL PURCHASE ANY ADDITIONAL HOTELS OR OTHERWISE EXPAND ITS INVESTMENT IN SONESTA BRANDED HOTELS.

FOR THE FOREGOING REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.  EXCEPT AS MAY BE REQUIRED BY LAW, HPT DOES NOT INTEND TO IMPLY THAT IT HAS UNDERTAKEN ANY OBLIGATION TO MAKE UPDATES TO THE FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

IMPORTANT ADDITIONAL INFORMATION

IN CONNECTION WITH THE PROPOSED MERGER, HPT EXPECTS THAT SNSTA WILL FILE RELEVANT MATERIALS WITH THE SEC, INCLUDING A PROXY STATEMENT.  INVESTORS AND SECURITY HOLDERS OF SNSTA ARE URGED TO READ THESE DOCUMENTS (IF AND WHEN THEY BECOME AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SNSTA, THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS.  INVESTORS AND SECURITY HOLDERS MAY OBTAIN THESE DOCUMENTS (AND ANY OTHER DOCUMENTS FILED BY SNSTA, HPT AND SAC WITH THE SEC) FREE OF CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV.  IN ADDITION, THE DOCUMENTS FILED WITH THE SEC BY SNSTA MAY BE OBTAINED FREE OF CHARGE BY DIRECTING SUCH REQUEST TO: BOY VAN RIEL, VICE PRESIDENT AND TREASURER OF SNSTA AT (617) 421-5444, OR BY ACCESSING SONESTA’S INVESTOR INFORMATION WEBSITE AT HTTP://WWW.SONESTA.COM/CORPORATE/INDEX.CFM?FA=CORPORATE.INVESTORINFORMATION .  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SNSTA PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER.

SNSTA, SAC AND HPT AND EACH OF THEIR RESPECTIVE DIRECTORS, TRUSTEES AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM SNSTA’S STOCKHOLDERS IN RESPECT OF THE PROPOSED MERGER.  STOCKHOLDERS MAY OBTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM SNSTA’S STOCKHOLDERS IN RESPECT OF THE PROPOSED MERGER, AND THEIR RESPECTIVE INTERESTS WITH RESPECT TO THE PROPOSED MERGER, BY READING THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS REGARDING THE PROPOSED TRANSACTIONS, WHEN THEY ARE FILED WITH THE SEC.

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